Exhibit 99.1

Pardes Biosciences and FS Development Corp. II Announce Merger Agreement Creating Publicly Listed Biopharmaceutical Company Advancing Oral Antiviral Drugs to Treat and Prevent SARS-CoV-2 Infections

Leading institutional and strategic investors commit $75 million through a common stock private investment in public equity (“PIPE”) led by Foresite Capital, as well as Gilead Sciences, RA Capital Management and Frazier Life Sciences

Total proceeds from this transaction are expected to be approximately $276 million, combining funds held in
FS Development Corp. II’s trust account and the PIPE financing, and will be used to advance PBI-0451,
Pardes’ lead oral antiviral drug candidate to treat and prevent SARS-CoV-2 infections as well as additional candidates from the company’s tunable, reversible covalent chemistry platform

Business combination is expected to be completed by October 2021 and the combined company is expected to be listed on NASDAQ under the ticker symbol PRDS

CARLSBAD and LARKSPUR, CA – June 29, 2021 – Pardes Biosciences, Inc., an early-stage biopharmaceutical company, and FS Development Corp. II (Nasdaq: FSII), a special purpose acquisition company sponsored by Foresite Capital, today announced they have entered into a definitive merger agreement. Upon closing of the transaction, the company will be renamed “Pardes Biosciences, Inc.” (Combined Company) and will be led by Uri A. Lopatin, M.D., Chief Executive Officer of Pardes. The Combined Company’s common stock is expected to be listed on NASDAQ under the ticker symbol PRDS.

A group of premier institutional and strategic healthcare investors has committed to participate in the transaction through a common stock PIPE of approximately $75 million at $10.00 per share. Institutional investors in the PIPE include lead investors Foresite Capital, an affiliate of FS Development Corp. II, RA Capital Management, Frazier Life Sciences, funds and accounts advised by T. Rowe Price Associates, Inc., GMF Capital LLC, EcoR1 Capital, Monashee Investment Management LLC, as well as strategic investor, Gilead Sciences. Assuming no redemptions are exercised, the Combined Company is expected to receive total proceeds of approximately $276 million at the closing of the transaction, inclusive of the FS Development Corp II trust account balance.

The company’s lead program, PBI-0451, an oral antiviral drug candidate, is designed to inhibit an essential viral protein, the main protease (Mpro) of SARS-CoV-2, the virus causing COVID-19. The main protease is highly similar across all coronaviruses – including SARS, MERS and the SARS-CoV-2 emerging coronavirus variants.

“I am extremely grateful to the Pardes team and our investors for helping us achieve this important milestone,” said Uri A. Lopatin, M.D., Chief Executive Officer of Pardes Biosciences. “COVID-19 has been a global medical catastrophe. Over the past year we have been focused on bringing forward PBI-0451, a viral protease inhibitor that we are developing to be a potential oral therapy for SARS-CoV-2 infections. Oral antivirals are expected to play an important role in ending this pandemic and preventing the next one.”

“The emergence of novel variants of increasing pathogenicity, such as the Delta variant, reinforces the need for new therapies that can be easily and rapidly deployed globally,” said Jim Tananbaum, M.D., founder and CEO of Foresite Capital and president and CEO of FS Development Corp. II. “We invest in people and companies that have the potential to transform healthcare. We are very pleased that Gilead, which for more than 30 years has been a leader in the field of virology, is among the investors in this round. We believe that PBI-0451, and the experienced team in place at Pardes, can have an enormous impact on global public health, and we are excited to join them on this next phase of the Pardes journey.”

Proceeds from the transaction are expected to provide Pardes Biosciences with the capital needed to progress its lead product candidate, PBI-0451, and to advance additional early discovery programs that leverage the company’s tunable, reversible covalent chemistry platform. Pending regulatory approval, the company anticipates initiating clinical trials later this year and plans to study PBI-0451 for prophylaxis and treatment of SARS-CoV-2 infections.

Post-closing of the transaction, Dr. Tananbaum, who is on the boards of directors of FS Development Corp. II and Pardes will be joined by the other board members from Pardes to form the Combined Company’s five-person board of directors, which may be increased up to seven prior to closing.

Summary of Transaction

The proposed transaction has been approved by the boards of Pardes Biosciences and FS Development Corp. II, including all of their disinterested directors. Current Pardes shareholders are converting 100% of their existing equity interests into common stock of the Combined Company. In addition to the approximately $201 million held in FSII’s trust account (assuming no redemptions are effected), a group of premier institutional and strategic healthcare investors has committed to participate in the transaction through a common stock PIPE of approximately $75 million at $10 per share.

The Combined Company is expected to receive gross proceeds of approximately $276 million at the closing of the transaction (assuming no redemptions are effected), which is expected by October 2021. The close of this transaction is subject to approval of FSII’s shareholders and the satisfaction or waiver of certain other customary closing conditions.

Jefferies LLC and SVB Leerink acted as co-lead private placement agents for, and financial and capital markets advisor to, FS Development Corp. II. Goodwin Procter LLP acted as legal counsel to Pardes. White & Case LLP acted as legal counsel to FS Development Corp. II.

The description of the business combination contained herein is only a high-level summary. Additional information about the transaction and Pardes will be provided in a Current Report on Form 8-K to be filed by FS Development Corp. II with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov.

In addition, in connection with the proposed business combination, FS Development Corp. II intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and will file with the SEC other documents regarding the proposed transaction. FS Development Corp. II’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Pardes, FS Development Corp. II, and the proposed merger. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed merger will be mailed to stockholders of FS Development Corp. II as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to press@foresitecapital.com.

About Pardes Biosciences

Pardes Biosciences is an agile biopharmaceutical company committed to solving some of the world’s most pressing public health challenges. Pardes leverages structure-based drug design and a tunable, reversible covalent chemistry platform for novel drug discovery. The company’s lead product candidate, PBI-0451, is being developed as a potential direct-acting, oral antiviral drug to treat and prevent SARS-CoV-2 infections. PBI-0451 is designed to inhibit the coronavirus main protease, an essential protein for SARS-CoV-2. This protease is highly similar across all coronaviruses, including emerging coronavirus variants. Pardes Biosciences is headquartered in Carlsbad CA. For more information, visit www.pardesbio.com.

About FS Development Corp. II (FSII)

FS Development Corp. II, sponsored by Foresite Capital, is a blank check company formed for the purpose of effecting a business combination with one or more businesses in the biotechnology sector. The company is led by Jim Tananbaum, M.D., the CEO of Foresite Capital, an investment firm funding visionary healthcare entrepreneurs with approximately $4 billion in assets under management. The firm is headquartered in the San Francisco Bay Area.

Important Information About the Merger and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by FS Development Corp. II that will include a prospectus with respect to the Combined Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of FS Development Corp. II to vote on the business combination. FS Development Corp. II urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about FS Development Corp. II, Pardes and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of FS Development Corp. II as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

FS Development Corp. II and Pardes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of FS Development Corp. II is set forth in FS Development Corp. II’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on February 18, 2021, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the FS Development Corp. II shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, the initial market capitalization of the Combined Company and the benefits of the business combination, as well as statements about the potential attributes and benefits of Pardes’ product candidates and the format and timing of Pardes’ product development activities and clinical trials. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from FS Development Corp. II’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against FS Development Corp. II or Pardes following announcement of the proposed business combination and related transactions, development of competing therapeutic treatments for COVID-19 on Pardes’ business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing of FS Development Corp. II’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that FS Development Corp. II or Pardes may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by FS Development Corp. II with the SEC and those included under the header “Risk Factors” in the final prospectus of FS Development Corp. II related to its initial public offering. Most of these factors are outside of FS Development Corp. II’s and Pardes’ control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Media Contact

Andrea Heuer, Consort Partners

pardesbio@consortpartners.com

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